UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2019

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-55903	82-4270040
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3000 NW 109th Avenue

Miami, Florida 33172

(Address of principal executive offices)

(860) 633-5565

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Item 5.07 below, which disclosure is incorporated herein by reference.

On August 1, 2019, Carlos Faria was removed as President and Chief Executive Officer of Blue Star Foods Corp., a Delaware corporation (the “Company”), by unanimous written consent of the members of the Company’s board of directors (“Board”). In connection with his removal, Mr. Faria was also removed from his position as “Principal Executive Officer” of the Company for Securities and Exchange Commission (“SEC”) reporting purposes.

On August 7, 2019, John Keeler, the Company’s Executive Chairman and Chairman of the Board, was appointed as Chief Executive Officer of the Company, by unanimous written consent of the members of the Board. In connection with his appointment as Chief Executive Officer, Mr. Keeler was designated as the Company’s “Principal Executive Officer” for SEC reporting purposes.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On August 1, 2019, the holder of 93.3% of the Company’s voting equity consented in writing to the removal of Carlos Faria as a member of the Company’s Board. This action was taken pursuant to Section 3.4 of the Company’s Amended and Restated Bylaws (“Bylaws”), which states that any director may be removed from the Company’s Board, either for or without cause, at any time, by the affirmative vote of the holders of at least two-thirds (2/3rds) of the voting power of the Company’s issued and outstanding stock entitled to vote. Under Section 2.14 of the Corporation’s Bylaws, and Section 228 of the Delaware General Corporation Law, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken is signed by the stockholders holding at least a majority of the Corporation’s voting power.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE STAR FOODS CORP.

Dated: August 7, 2019	By:	/s/ John Keeler
John Keeler
Executive Chairman and Chief Executive Officer